NATIONWIDE MUTUAL FUNDS

Nationwide Alternatives Allocation Fund	Nationwide Mid Cap Market Index Fund
Nationwide Bond Fund	Nationwide Money Market Fund
Nationwide Bond Index Fund	Nationwide Inflation-Protected Securities Fund
Nationwide Enhanced Income Fund	Nationwide Short Duration Bond Fund
Nationwide Fund	Nationwide Small Cap Index Fund
Nationwide S&P 500 Index Fund	Nationwide Small Company Growth Fund
Nationwide Growth Fund	Nationwide U.S. Small Cap Value Fund
Nationwide International Index Fund	Nationwide Government Bond Fund
Nationwide International Value Fund

Supplement dated September 9, 2013
to the Statement of Additional Information dated March 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

Effective immediately, the section entitled “Class C Broker Exchanges” on page 86 of the SAI is deleted in its entirety and replaced with the following:

Class A and Class C Broker Exchanges

Class A and Class C shares purchased by accounts participating in certain fee-based programs sponsored by and/or controlled by financial intermediaries (“Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Service Class shares of the same Fund under certain circumstances. Such exchange will be on the basis of the net asset values per share, without the imposition of any sales load, fee or other charge. If a shareholder of Institutional Service Class shares has ceased his or her participation in the Program, the financial intermediary may exchange all such Institutional Service Class shares for Class A or Class C shares of a Fund, whichever class of shares the shareholder held prior to entry into such Program. Such exchange will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Holders of Class C and Class A shares that are subject to a CDSC are generally not eligible for this exchange privilege until the applicable CDSC period has expired. The applicable CDSC period for Class C shares is generally one year after the purchase of such Class C shares, and for certain Class A shares that were purchased without the imposition of a front-end sales load, 18 months after the purchase of such Class A shares.

Exchanges of Class A or Class C shares for Institutional Service Class shares of the same Fund, or the exchange of Institutional Service Class shares for Class A or Class C shares of the same Fund, under these particular circumstances, will be tax-free for federal income tax purposes. You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

This exchange privilege is subject to termination and may be amended from time to time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE